Exhibit 99.2

MORTGAGE

NEW JERSEY NATURAL GAS COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION,

As Trustee

THIRTY-SIXTH SUPPLEMENTAL INDENTURE

Dated as of September 1, 2014

AMENDING AND RESTATING THE INDENTURE OF MORTGAGE AND

DEED OF TRUST DATED APRIL 1, 1952

Prepared by:	William M. Libit, Esq.	Record and Return to:	Richard Reich, Esq.
	Chapman and Cutler LLP		NJR Service Corporation
	111 West Monroe Street		1415 Wyckoff Road
	Chicago, Illinois 60603		Wall, New Jersey 07719

MORTGAGE

THIRTY-SIXTH SUPPLEMENTAL INDENTURE, dated as of September 1, 2014, between NEW JERSEY NATURAL GAS COMPANY, a corporation organized and existing under the laws of the State of New Jersey (hereinafter called the “Company”), having its principal office at 1415 Wyckoff Road, Wall, New Jersey, party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, (hereinafter called the “Trustee”), having a principal office at 21 South Street, 3rd Floor, Morristown, New Jersey, as Trustee under the Indenture of Mortgage and Deed of Trust hereinafter mentioned, party of the second part.

WHEREAS, the Company has heretofore executed and delivered to Harris Trust and Savings Bank (the “Original Trustee”) its Indenture of Mortgage and Deed of Trust dated April 1, 1952 (hereinafter sometimes called the “Original Indenture”) to secure the payment of the principal of and the interest and premium (if any) on all Bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which Bonds are to be issued thereunder; and

WHEREAS, the Company thereafter executed and delivered to the Original Trustee its First Supplemental Indenture dated February 1, 1958, its Second Supplemental Indenture dated December 1, 1960, its Third Supplemental Indenture dated July 1, 1962, its Fourth Supplemental Indenture dated September 1, 1962, its Fifth Supplemental Indenture dated December 1, 1963, its Sixth Supplemental Indenture dated June 1, 1966, its Seventh Supplemental Indenture dated October 1, 1970, its Eighth Supplemental Indenture dated May 1, 1975, its Ninth Supplemental Indenture dated February 1, 1977, its Tenth Supplemental Indenture dated as of September 1, 1980, its Eleventh Supplemental Indenture dated as of September 1, 1983, its Twelfth Supplemental Indenture dated as of August 1, 1984, its Thirteenth Supplemental Indenture dated as of September 1, 1985, its Fourteenth Supplemental Indenture dated as of May 1, 1986, its Fifteenth Supplemental Indenture dated as of March 1, 1987, its Sixteenth Supplemental Indenture dated as of December 1, 1987, its Seventeenth Supplemental Indenture dated as of June 1, 1988, its Eighteenth Supplemental Indenture dated as of June 1, 1989, its Nineteenth Supplemental Indenture dated as of March 1, 1991, its Twentieth Supplemental Indenture dated as of December 1, 1992, its Twenty-First Supplemental Indenture dated as of August 1, 1993, its Twenty-Second Supplemental Indenture dated as of October 1, 1993, its Twenty-Third Supplemental Indenture dated as of August 15, 1994, its Twenty-Fourth Supplemental Indenture dated as of October 1, 1994, its Twenty-Fifth Supplemental Indenture dated as of July 15, 1995, its Twenty-Sixth Supplemental Indenture dated as of October 1, 1995, its Twenty-Seventh Supplemental Indenture dated as of September 1, 1997, its Twenty-Eighth Supplemental Indenture dated as of January 1, 1998, its Twenty-Ninth Supplemental Indenture dated as of April 1, 1998, its Thirtieth

Supplemental Indenture dated as of December 1, 2003, its Thirty-First Supplemental Indenture dated as of October 1, 2005, its Thirty-Second Supplemental Indenture dated as of May 1, 2008, its Thirty-Third Supplemental Indenture dated as of August 1, 2011, its Thirty-Fourth Supplemental Indenture dated as of April 1, 2013 and its Thirty-Fifth Supplemental Indenture dated as of March 1, 2014, supplementing and amending the Original Indenture (the Original Indenture, as so supplemented and amended is hereinafter referred to as the “Existing Indenture”); and

WHEREAS, Bonds in the aggregate principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000) were issued under and in accordance with the terms of the Original Indenture, as an initial series designated “First Mortgage Bonds, 4-1/4% Series A due 1977,” herein sometimes called “1977 Series A Bonds,” which 1977 Series A Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First Supplemental Indenture, as a second series designated “First Mortgage Bonds, 5% Series B due 1983”, herein sometimes called “1983 Series B Bonds,” which 1983 Series B Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Four Million Dollars ($4,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First Supplemental Indenture and the Second Supplemental Indenture, as a third series designated “First Mortgage Bonds, 5-1/8% Series C due 1985,” herein sometimes called “1985 Series C Bonds,” which 1985 Series C Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Five Million Dollars ($5,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Fourth Supplemental Indentures, inclusive, as a fourth series designated “First Mortgage Bonds, 4-7/8% Series D due 1987,” herein sometimes called “1987 Series D Bonds,” which 1987 Series D Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Fifth Supplemental Indentures, inclusive, as a fifth series designated “First Mortgage Bonds, 4-3/4% Series E due 1988,” herein sometimes called “1988 Series E Bonds,” which 1988 Series E Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Seventh Supplemental Indentures, inclusive, as a sixth series designated “First Mortgage Bonds, 9-1/4% Series F due 1995,” herein sometimes called “1995 Series F Bonds,” which 1995 Series F Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Dollars ($10,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Eighth Supplemental Indentures, inclusive as a seventh series designated “First Mortgage Bonds, 10% Series G due 1987,” herein sometimes called “1987 Series G Bonds,” which 1987 Series G Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Dollars ($10,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Ninth Supplemental Indentures, inclusive, as an eighth series designated “First Mortgage Bonds, 9% Series H due 1992,” herein sometimes called “1992 Series H Bonds,” which 1992 Series H Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Nine Million Five Hundred Forty-Five Thousand Dollars ($9,545,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Tenth Supplemental Indentures, inclusive, as a ninth series designated “First Mortgage Bonds, 9-1/8% Series J due 2000,” herein sometimes called “2000 Series J Bonds,” which 2000 Series J Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Three Hundred Thousand Dollars ($10,300,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Eleventh Supplemental Indentures, inclusive, as a tenth series designated “First Mortgage Bonds, 10-3/8% Series K due 2013,” herein sometimes called “2013 Series K Bonds,” which 2013 Series K Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Five Hundred Thousand Dollars ($10,500,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twelfth Supplemental Indentures, inclusive, as an eleventh series designated “First Mortgage Bonds, 10-l/2% Series L due 2014,” herein sometimes called “2014 Series L Bonds,” which 2014 Series L Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twelve Million Dollars ($12,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirteenth Supplemental Indentures, inclusive, as a twelfth series designated “First Mortgage Bonds, 10.85% Series M due 2000,” herein sometimes called “2000 Series M Bonds,” which 2000 Series M Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Dollars ($10,000,000) were issued under and in accordance with the terms of the Original Indenture as supplemented and amended by the First through the Fourteenth Supplemental Indentures, inclusive, as a thirteenth series designated “First Mortgage Bonds, 10% Series N due 2001,” herein sometimes called “2001 Series N Bonds,” which 2001 Series N Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Fifteenth Supplemental Indentures, inclusive, as a fourteenth series designated “First Mortgage Bonds, 8.50% Series P due 2002,” herein sometimes called “2002 Series P Bonds,” which 2002 Series P Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Thirteen Million Five Hundred Thousand Dollars ($13,500,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Sixteenth Supplemental Indentures, inclusive, as a fifteenth series designated “First Mortgage Bonds, 9% Series Q due 2017,” herein sometimes called “2017 Series Q Bonds,” which 2017 Series Q Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Seventeenth Supplemental Indentures, inclusive, as a sixteenth series designated “First Mortgage Bonds, 8.50% Series R due 2018,” herein sometimes called “2018 Series R Bonds,” which 2018 Series R Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twenty Million Dollars ($20,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Eighteenth Supplemental Indentures, inclusive, as a seventeenth series designated “First Mortgage Bonds, 10.10% Series S due 2009,” herein sometimes called “2009 Series S Bonds,” which 2009 Series S Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Nine Million Five Hundred Forty-Five Thousand Dollars ($9,545,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Nineteenth Supplemental Indentures, inclusive, as an eighteenth series designated “First Mortgage Bonds, 7.05% Series T due 2016,” herein sometimes called “2016 Series T Bonds,” which 2016 Series T Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) were authorized, of which Fifteen Million Dollars ($15,000,000) have been issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Nineteenth Supplemental Indentures, inclusive, as a nineteenth series designated “First Mortgage Bonds, 7.25% Series U due 2021,” herein sometimes called “2021 Series U Bonds,” which 2021 Series U Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twentieth Supplemental Indentures, inclusive, as a twentieth series designated “First Mortgage Bonds, 7.50% Series V due 2002,” herein sometimes called “2002 Series V Bonds,” which 2002 Series V Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Three Hundred Thousand Dollars ($10,300,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-First Supplemental Indentures, inclusive, as a twenty-first series designated “First Mortgage Bonds, 5-3/8% Series W due 2023,” herein sometimes called “2023 Series W Bonds,” which 2023 Series W Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Thirty Million Dollars ($30,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Second Supplemental Indentures, inclusive, as a twenty-second series designated “First Mortgage Bonds, 6.27% Series X due 2008,” herein sometimes called “2008 Series X Bonds,” which 2008 Series X Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Five Hundred Thousand Dollars ($10,500,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Third Supplemental Indentures, inclusive, as a twenty-third series designated “First Mortgage Bonds, 6.25% Series Y due 2024,” herein sometimes called “2024 Series Y Bonds,” which 2024 Series Y Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Fourth Supplemental Indentures, inclusive, as a twenty-fourth series designated “First Mortgage Bonds, 8.25% Series Z due 2004,” herein sometimes called “2004 Series Z Bonds,” which 2004 Series Z Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Fifth Supplemental Indentures, inclusive, as a twenty-fifth series designated “First Mortgage Bonds, Adjustable Rate Series AA due 2030,” herein sometimes called “2030 Series AA Bonds,” which 2030 Series AA Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Sixteen Million Dollars ($16,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Fifth Supplemental Indentures, inclusive, as a twenty-sixth series designated “First Mortgage Bonds, Adjustable Rate Series BB due 2030,” herein sometimes called “2030 Series BB Bonds,” which 2030 Series BB Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twenty Million Dollars ($20,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Sixth Supplemental Indentures, inclusive, as a twenty-seventh series designated “First Mortgage Bonds, 6-7/8 Series CC due 2010,” herein sometimes called “2010 Series CC Bonds,” which 2010 Series CC Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Thirteen Million Five Hundred Thousand Dollars ($13,500,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Seventh Supplemental Indentures, inclusive, as a twenty-eighth series designated “First Mortgage Bonds, Adjustable Rate Series DD due 2027,” herein sometimes called “2027 Series DD Bonds,” which 2027 Series DD Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Nine Million Five Hundred Forty-Five Thousand Dollars ($9,545,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Eighth Supplemental Indentures, inclusive, as a twenty-ninth series designated “First Mortgage Bonds, Adjustable Rate Series EE due 2028,” herein sometimes called “2028 Series EE Bonds,” which 2028 Series EE Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Eighth Supplemental Indentures, inclusive, as a thirtieth series designated “First Mortgage Bonds, Adjustable Rate Series FF due 2028,” herein sometimes called “2028 Series FF Bonds,” which 2028 Series FF Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Eighteen Million Dollars ($18,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Twenty-Ninth Supplemental Indentures, inclusive, as a thirty-first series designated “First Mortgage Bonds, Adjustable Rate Series GG due 2033,” herein sometimes called “2033 Series GG Bonds,” which 2033 Series GG Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Twelve Million Dollars ($12,000,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirtieth Supplemental Indentures, inclusive, as a thirty-second series designated “First Mortgage Bonds, Series HH due 2038,” herein sometimes called “2038 Series HH Bonds,” which 2038 Series HH Bonds have since been paid and redeemed by the Company; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Three Hundred Thousand Dollars ($10,300,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirty-First Supplemental Indentures, inclusive, as a thirty-third series designated “First Mortgage Bonds, Series II due 2023,” herein sometimes called “2023 Series II Bonds,” of which Ten Million Three Hundred Thousand Dollars ($10,300,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Ten Million Five Hundred Thousand Dollars ($10,500,000) were issued under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirty-First Supplemental Indentures, inclusive, as a thirty-fourth series designated “First Mortgage Bonds, Series JJ due 2024,” herein sometimes called “2024 Series JJ Bonds,” of which Ten Million Five Hundred Thousand Dollars ($10,500,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirty-First Supplemental Indentures, inclusive, as a thirty-fifth series designated “First Mortgage Bonds, Series KK due 2040,” herein sometimes called “2040 Series KK Bonds,” of which Fifteen Million Dollars ($15,000,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of One Hundred Twenty Five Million Dollars ($125,000,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirty-Second Supplemental Indentures, inclusive, as a thirty-sixth series designated “First Mortgage Bonds, Series LL due 2018,” herein sometimes called “2018 Series LL Bonds,” of which One Hundred Twenty Five Million Dollars ($125,000,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Nine Million Five Hundred Forty Five Thousand Dollars ($9,545,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirty-Third Supplemental Indentures, inclusive, as a thirty-seventh series designated “First Mortgage Bonds, Series MM due 2027,” herein sometimes called “2027 Series MM Bonds,” of which Nine Million Five Hundred Forty Five Thousand Dollars ($9,545,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Forty One Million Dollars ($41,000,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirty-Third Supplemental Indentures, inclusive, as a thirty-eighth series designated “First Mortgage Bonds, Series NN due 2035,” herein sometimes called “2035 Series NN Bonds,” of which Forty One Million Dollars ($41,000,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Forty Six Million Five Hundred Thousand Dollars ($46,500,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through the Thirty-Third Supplemental Indentures, inclusive, as a thirty-ninth series designated “First Mortgage Bonds,

Series OO due 2041,” herein sometimes called “2041 Series OO Bonds,” of which Forty Six Million Five Hundred Thousand Dollars ($46,500,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Fifty Million Dollars ($50,000,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through Thirty-Fourth Supplemental Indentures, inclusive, as a fortieth series designated “First Mortgage Bonds, Series PP due 2028,” herein sometimes called “2028 Series PP Bonds,” of which Fifty Million Dollars ($50,000,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Seventy Million Dollars ($70,000,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through Thirty-Fifth Supplemental Indentures, inclusive, as a forty-first series designated “First Mortgage Bonds, Series QQ due 2024,” herein sometimes called “2024 Series QQ Bonds,” of which Seventy Million Dollars ($70,000,000) in principal amount are outstanding at the date hereof; and

WHEREAS, thereafter Bonds in the aggregate principal amount of Fifty-five Million Dollars ($55,000,000) were authorized under and in accordance with the terms of the Original Indenture, as supplemented and amended by the First through Thirty-Fifth Supplemental Indentures, inclusive, as a forty-second series designated “First Mortgage Bonds, Series RR due 2024,” herein sometimes called “2044 Series RR Bonds,” of which Fifty-five Million Dollars ($55,000,000) in principal amount are outstanding at the date hereof; and

WHEREAS, that on May 17, 2000 BNY Midwest Trust Company, as transferee of the corporate trust business of Harris Trust and Savings Bank, trustee under the Original Indenture, became successor Trustee under the Original Indenture; and

WHEREAS, by virtue of an Omnibus Agreement dated as of September 24, 2014 by and among the Company, the Original Trustee, U.S. Bank National Association, and the holders of more than 66-2/3% in aggregate principal amount of the outstanding Bonds, on September 24, 2014 U.S. Bank National Association became successor to the Original Trustee under the Existing Indenture; and

WHEREAS, the Existing Indenture provides that, subject to certain exceptions not presently relevant, such changes in or additions to the provisions of the Indenture (the term “Indenture” and other terms used herein having the meanings assigned thereto in the Existing Indenture except as herein expressly modified) may be made to add to the covenants and agreements of the Company in the Indenture contained other covenants and agreements thereafter to be observed by the Company; and to provide for the creation of any series of Bonds, designating the series to be created and specifying the form and provisions of the Bonds of such series as in the Indenture provided or permitted; and

WHEREAS, the Indenture further provides that the Company and the Trustee may enter into indentures supplemental to the Indenture to convey, transfer and assign unto the Trustee and to subject to the lien of the Indenture additional properties acquired by the Company; and

WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Thirty-Sixth Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Thirty-Sixth Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

ARTICLE I

AMENDMENT AND RESTATEMENT OF INDENTURE

The first WHEREAS paragraph and all provisions of the Original Indenture as heretofore amended and supplemented which follow such paragraph, including, without limitation, the form of bond, the Granting Clauses and Articles I through XVIII of such Original Indenture, are hereby amended and restated in their entirety to read as set forth in Exhibit A hereto, provided that this restatement shall not, with respect to Bonds which are outstanding on the date hereof (i) postpone the maturity date fixed for the payment of the principal of, or any installment of interest on, or (ii) reduce the principal of, or premium on, or the rate of interest payable on, or (iii) permit the creation of any lien not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iv) reduce the percentage of the principal amount of the consent of the holders of which is required for the authorization of any such change or addition. The form of Bond hereinafter issued under the Indenture shall only be in registered form and the form of such Bond to be used hereinafter is set forth in Exhibit A.

ARTICLE II

MISCELLANEOUS

§ 2.1. The Company is lawfully seized and possessed of all the real estate, franchises and other property described or referred to in the Indenture (except properties released from the lien of the Indenture pursuant to the provisions thereof) as presently mortgaged, subject to the exceptions stated therein, such real estate, franchises and other property are free and clear of any lien prior to the lien of the Indenture except as set forth in the Granting Clauses of the Indenture and the Company has good right and lawful authority to mortgage the same as provided in and by the Indenture.

§ 2.2. The Trustee assumes no duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Indenture, and this Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions of its acceptance of the trust under the Indenture, as fully as if said terms and conditions were herein set forth at length.

§ 2.3. This Thirty-Sixth Supplemental Indenture sets forth amendments to the Existing Indenture and completely restates the Existing Indenture without any interruption of the Lien of the Existing Indenture, which shall continue under the Indenture against the Trust Estate described therein. This Thirty-Sixth Supplement Indenture sets forth the Indenture which states the complete agreement of the parties hereto without any reference to the Original Indenture and the supplemental indentures thereto.

§ 2.4. Neither the approval by the Board of Public Utilities of the State of New Jersey of the execution and delivery of this Supplemental Indenture nor the approval by said Board of the issue of any Bonds under the Indenture shall in any way be construed as the approval by said Board of any other act, matter or thing which requires approval of said Board under the laws of the State of New Jersey; nor shall approval by said Board of the issue of any Bonds under the Indenture bind said Board or any other public body or authority of the State of New Jersey having jurisdiction in the premises in any future application for the issue of Bonds under the Indenture or otherwise.

§ 2.5. This Supplemental Indenture may be executed in any number of counterparts and all said counterparts executed and delivered each as an original shall constitute but one and the same instrument.

[Signature Page to Follow]

NEW JERSEY NATURAL GAS COMPANY HEREBY DECLARES THAT IT HAS READ THIS THIRTY-SIXTH SUPPLEMENTAL INDENTURE, HAS RECEIVED A COMPLETELY FILLED-IN TRUE COPY OF IT WITHOUT CHARGE AND HAS SIGNED THIS THIRTY-SIXTH SUPPLEMENTAL INDENTURE ON THE DATE CONTAINED IN ITS ACKNOWLEDGMENT HEREOF.

IN WITNESS WHEREOF, NEW JERSEY NATURAL GAS COMPANY, party of the first part, has caused these presents to be signed in its corporate name by its Executive Vice President and its corporate seal to be hereunto affixed and attested by its Corporate Secretary, and U.S. BANK NATIONAL ASSOCIATION, party of the second part, in evidence of its acceptance of the trust hereby created, has caused these presents to be signed in its corporate name by one of its Vice Presidents and attested by one of its Vice Presidents.

NEW JERSEY NATURAL GAS COMPANY

By	/s/ Kathleen T. Ellis
	Name:	Kathleen T. Ellis
	Title:	Executive Vice President and Chief
Operating Officer

[Corporate Seal]

ATTEST:

/s/ Rhonda M. Figueroa
Name:	Rhonda M. Figueroa
Title:	Corporate Secretary

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Christopher E. Golabek
	Name:	Christopher E. Golabek
	Title:	Vice President

ATTEST:

/s/ Stephanie Roche
Name:	Stephanie Roche
Title:	Vice President

STATE OF NEW JERSEY	)
	)	SS:
COUNTY OF MONMOUTH	)

BE IT REMEMBERED that on this 24th day of September, 2014, before me, the subscriber, Richard Reich, an Attorney-at-Law of the State of New Jersey, and I hereby certify that I am such an Attorney-at-Law as witness my hand, personally appeared RHONDA M. FIGUEROA, to me known, who, being by me duly sworn according to law, on his oath, does depose and make proof to my satisfaction that she is the Corporate Secretary of NEW JERSEY NATURAL GAS COMPANY, the grantor or mortgagor in the foregoing Thirty-Sixth Supplemental Indenture and named; that she well knows the seal of said corporation; that the seal affixed to said Thirty-Sixth Supplemental Indenture is the corporate seal of said corporation, and that it was so affixed in pursuance of a resolution of the Board of Directors of said corporation; that KATHLEEN T. ELLIS is the Executive Vice President and Chief Operating Officer of said corporation; that she saw said KATHLEEN T. ELLIS as such Executive Vice President and Chief Operating Officer affix said seal thereto, sign and deliver said Thirty-Sixth Supplemental Indenture, and heard her declare that she signed, sealed and delivered the same as the voluntary act and deed of said corporation, in pursuance of said resolution, and that this deponent signed her name thereto, at the same time, as attesting witness.

/S/ RHONDA M. FIGUEROA
Rhonda M. Figueroa
Corporate Secretary

Subscribed and sworn to before me an Attorney-at-Law of the State of New Jersey, at Wall, New Jersey, the day and year aforesaid.

/S/ RICHARD REICH
Richard Reich
An Attorney-at-Law of the
State of New Jersey

STATE OF NEW JERSEY	)
	)	SS:
COUNTY OF MORRIS	)

On the 18th day of September, in the year 2014, before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher E. Golabek, a Vice President of U.S. BANK NATIONAL ASSOCIATION, personally known to be or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to be that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

/S/ FLORENCE M. NOLL

EXHIBIT A

AMENDED AND RESTATED INDENTURE FILED AS EXHIBIT 99.3 TO THIS FORM 8-K